                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                               FIRSTENERGY CORP.
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

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[FirstEnergy(R) LOGO]

                                   NOTICE OF
                                 ANNUAL MEETING
                                OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2002

                                                               76 South Main St.
FirstEnergy(R)                                                 Akron, Ohio 44308
--------------------------------------------------------------------------------

NANCY C. ASHCOM
Corporate Secretary

                                             April 1, 2002

Dear Shareholder:

     You are invited to attend FirstEnergy's 2002 Annual Meeting of Shareholders at 10 a.m. on Tuesday, May 21, at the John S. Knight Center in Akron, Ohio.

     As part of the agenda, business to be voted on includes four items which are explained in this proxy statement. The first two items are the election of five members to your Board of Directors and the approval of an amendment to the Executive and Director Incentive Compensation Plan. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2. In addition, there are two shareholder proposals. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THESE SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 3 AND 4.

     Please take time to review the notice of meeting and proxy statement. Then, to ensure that your shares are represented at the Annual Meeting, appoint your proxy and vote your shares. Voting instructions are provided in the proxy statement and on your proxy card. You are encouraged to take advantage of the telephone or Internet voting options, which make voting quick and easy.

     As you vote, you may choose, if you have not done so already, to stop future mailings of paper copies of the annual report and proxy statement and view these materials through an Internet site. If you make this choice, we would send you a proxy card along with instructions on how to access the annual report and proxy statement at a specific Internet site.

     Your participation and support are important to us. If you are planning to attend the Annual Meeting, directions to the John S. Knight Center are on the back of your proxy card. We hope you can join us.

                                          Sincerely,

                                          /s/ Nancy C. Ashcom

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS....................    1

PROXY STATEMENT.............................................    2

ANNUAL MEETING AND VOTING INFORMATION.......................    2

BOARD OF DIRECTORS INFORMATION..............................    4

ITEMS TO BE VOTED ON........................................    6

SELECTION OF INDEPENDENT AUDITOR............................   12

BUSINESS RELATIONSHIPS AND TRANSACTIONS.....................   12

BIOGRAPHICAL INFORMATION ON NOMINEES AND DIRECTORS..........   13

SECURITY OWNERSHIP OF MANAGEMENT............................   17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.............   17

SUMMARY EXECUTIVE COMPENSATION TABLE........................   18

LONG-TERM INCENTIVE PLAN TABLE -- AWARDS IN 2001............   19

STOCK OPTIONS GRANTED IN 2001...............................   19

AGGREGATED STOCK OPTIONS EXERCISED IN 2001 AND STOCK OPTION
  VALUES AT DECEMBER 31, 2001...............................   20

SEVERANCE AGREEMENTS AND OTHER CONTRACTS....................   20

EXECUTIVE RETIREMENT PLAN...................................   20

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
  COMPENSATION..............................................   21

BOARD AUDIT COMMITTEE REPORT................................   22

SHAREHOLDER RETURN -- PERFORMANCE COMPARISON GRAPHS.........   24

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE HOLDERS OF SHARES OF COMMON STOCK:

     The 2002 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10 a.m. Eastern Time on May 21, 2002, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the Annual Meeting will be to:

      -- Elect five members to the Board of Directors for a term of three years;

      -- Approve an amendment to the Executive and Director Incentive Compensation Plan;

      -- Vote on two shareholder proposals, if properly presented at the Annual Meeting; and

      -- Take action on other business that properly may come before the meeting.

     Please read the accompanying proxy statement. Then vote your shares by following the instructions on your proxy card to ensure your representation at our Annual Meeting.

                                          On behalf of the Board of Directors,

                                          NANCY C. ASHCOM
                                          Corporate Secretary

April 1, 2002

                                                                   April 1, 2002

                                PROXY STATEMENT

ANNUAL MEETING AND VOTING INFORMATION

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving this proxy statement and a proxy card, which are being mailed beginning on or about April 8, 2002, because you were the owner of shares of common stock of FirstEnergy Corp. (later referred to as the Company) at the close of business on March 25, 2002 (later referred to as the record date). The record date was set by the Board of Directors (later referred to as the Board) to determine which shareholders are entitled to vote at the Annual Meeting (later referred to as the Meeting). This proxy statement describes issues expected to be voted upon and gives you information about the Meeting and the Company. The address of the Company is 76 South Main Street, Akron, Ohio 44308-1890.

HOW DO I VOTE?

     If your shares are held in "Street Name" by a broker or bank, you will receive specific voting instructions for voting those shares.

     If you are a registered shareholder, you may vote your shares through a proxy appointed by telephone, Internet, or mail, or you may vote your shares in person at the Meeting. To appoint a proxy and vote:

        1. BY TELEPHONE (do not return your proxy card)

           a. Call the toll-free number indicated on your proxy card using a touch-tone telephone. Telephone voting is available 24 hours a day, 7 days a week, until 10 a.m. Eastern time on May 21, 2002.

           b. Enter your Control Number indicated on your proxy card.

           c. Follow the simple recorded instructions.

        2. BY INTERNET (do not return your proxy card)

           a. Go to the Web site indicated on your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 10 a.m. Eastern time on May 21, 2002.

           b. Enter your Control Number indicated on your proxy card.

           c. Follow the simple instructions.

        3. BY MAIL

           a. Mark your choices on your proxy card. If you properly execute your proxy card but do not specify your choices, your shares will be voted as recommended by your Board of Directors.

           b. Date and sign your proxy card.

           c. Mail your proxy card in the enclosed postage-paid envelope. If your envelope is misplaced, send your proxy card to FirstEnergy Corp., c/o IVS Associates, 111 Continental Drive, Suite 305, Newark, Delaware 19713.

        4. AT THE MEETING

           a. You may vote in person at the Meeting, even if you previously appointed a proxy by telephone, Internet, or mail.

     You may revoke your appointment of a proxy or change your voting instructions before the Meeting commences by sending a proxy card that revises your previous appointment and voting instructions; by appointing a proxy and voting by telephone or Internet after the date of your previous appointment; by voting in person at the Meeting; or by notifying the Corporate Secretary of the Company in writing prior to the Meeting. If a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow sufficient time for your voting instructions on a mailed proxy card to reach the tabulator before changing them by telephone or Internet.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

     Your Board recommends that you vote as follows:

     "FOR" the five nominees to the Board who are listed in this proxy statement (Item 1);

     "FOR" the approval of an amendment to Executive and Director Incentive Compensation Plan (Item 2); and

     "AGAINST" both shareholder proposals (Items 3 and 4).

WHAT IS A QUORUM AND WHAT OTHER VOTING INFORMATION SHOULD I BE AWARE OF?

     As of the record date, 297,636,276 shares of common stock were outstanding. A majority of these shares, represented at the Meeting either in person or by proxy, constitutes a quorum. A quorum is required to conduct business at the Meeting. All shares represented at the Meeting are counted for the purpose of determining a quorum, without regard to abstentions or broker non-votes. You are entitled to one vote for each share that you owned on the record date.

     If your shares are held by a broker or bank in "Street Name," we encourage you to provide instructions to your broker or bank by executing the voting form supplied to you. Your broker is permitted to vote your shares on Items 1 and 2 without your instructions. However, your broker cannot vote your shares on Items 3 and 4 unless you provide instructions; therefore, your failure to give voting instructions means that your shares will not be voted on these items, and your unvoted shares will be referred to as broker non-votes.

     An item to be voted on may require a percent of votes cast, rather than a percent of shares outstanding, to determine passage or failure. Votes cast is defined to include both for and against votes, and excludes abstentions and broker non-votes. Abstentions and broker non-votes are the equivalent of negative votes when passage or failure is measured by a percent of shares outstanding. If your proxy card is not voted properly, such as marking more than one box for an item, your vote for that particular item will be treated as an abstention.

     You do not have rights of appraisal in regard to any item presented if you are a dissenting shareholder.

HOW ARE PROXY CARDS BEING SOLICITED, AND WHAT IS THE COST?

     The Board is soliciting your vote. We have arranged for the services of Innisfree M&A Incorporated to solicit votes personally or by telephone, mail, or other electronic means for a fee not to exceed $12,500 plus reimbursement of expenses. Votes also may be solicited in a similar manner, without additional compensation, by officers and employees of the Company. The Company will pay all solicitation costs and will reimburse brokers and banks for postage and expenses incurred by them for sending proxy material to beneficial owners.

WILL ANY OTHER MATTERS BE VOTED ON OTHER THAN THOSE DESCRIBED IN THIS PROXY STATEMENT?

     We do not know of any business that will be considered other than the matters described in this proxy statement. However, if any other matters are presented properly, your executed appointment of a proxy as outlined above will give authority to the appointed proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

DO I NEED AN ADMISSION TICKET TO ATTEND THE ANNUAL MEETING?

     An admission ticket is not necessary, but you will be asked to register upon arrival at the Meeting. If your shares are held in "Street Name" by a broker or bank, upon arrival at the Meeting, you will need to present a letter or statement from a broker or bank indicating your ownership of FirstEnergy common stock on the record date of March 25, 2002.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce the preliminary voting results at the Meeting. Final voting results will be posted on our Internet site at www.firstenergycorp.com and also will be published in our second quarter Form 10-Q report which will be filed with the Securities and Exchange Commission.

CAN I VIEW THE COMPANY'S PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET INSTEAD OF RECEIVING PAPER COPIES?

     Yes. If you are a registered shareholder, you can elect to view future proxy statements and annual reports on the Internet by marking the appropriate box on your proxy card or by following the provided instructions when voting by Internet or by telephone. If you choose this option, you will receive by mail a proxy card along with instructions on how to access the proxy statement and annual report at a specific Internet site, and your choice will remain in effect until you notify the Company that you wish to resume mail delivery of these documents. If you hold your stock through a broker or bank, refer to the information provided by that entity for instructions on how to elect this option.

WHY DID WE RECEIVE JUST ONE COPY OF THE PROXY STATEMENT AND ANNUAL REPORT WHEN WE HAVE MORE THAN ONE STOCK ACCOUNT IN OUR HOUSEHOLD?

     To provide cost savings for the Company and reduce the volume of paper that shareholders receive, the Company is following a Securities and Exchange Commission rule that permits us to send a single copy of the proxy statement and annual report to a household if the shareholders provide written or implied consent. The Company mailed a notice to eligible registered shareholders stating our intent to utilize this rule unless the shareholder provided an objection. Shareholders continue to receive a separate proxy card for each stock account. If you are a registered shareholder and received only one copy of the proxy statement and annual report in your household, and you desire to receive multiple copies for all accounts, we will deliver a separate copy of the proxy statement and annual report upon written or oral request. You may call FirstEnergy Investor Services at 1-800-736-3402. If you are not a registered shareholder and your shares are held by a broker or bank, you will need to call that entity to revoke your election and receive multiple copies of these documents.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE YEAR 2003 ANNUAL MEETING DUE?

     A shareholder who wishes to offer a proposal for inclusion in the Company's proxy statement and proxy card for the year 2003 Annual Meeting must submit the proposal and any supporting statement to the Corporate Secretary at the Company's principal office by December 9, 2002. Any proposal received after that date will not be eligible for inclusion in the year 2003 proxy statement and proxy card.

     A shareholder who wishes to offer a proposal for consideration at the year 2003 Annual Meeting after December 9, 2002, and who wants the proposal referenced in the Company's proxy statement, must submit the proposal to the Corporate Secretary at the Company's principal office by February 22, 2003. However, in order to raise the matter at the meeting, the shareholder also will need to comply with the notice provisions contained in the Company's Code of Regulations.

HOW CAN I LEARN MORE ABOUT THE OPERATIONS OF THE COMPANY?

     You can learn more about the operations of the Company by reviewing the annual report to shareholders for the year ended December 31, 2001, which is included with the mailing of this proxy statement. You also can view the annual report and other information by visiting the Company's Internet site at www.firstenergycorp.com.

     A COPY OF OUR LATEST FORM 10-K ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE SENT TO YOU, WITHOUT CHARGE, UPON WRITTEN REQUEST TO NANCY C. ASHCOM, CORPORATE SECRETARY, FIRSTENERGY CORP., 76 SOUTH MAIN STREET, AKRON, OHIO 44308-1890.

BOARD OF DIRECTORS INFORMATION

WHAT FUNCTION DOES YOUR BOARD OF DIRECTORS PERFORM?

     Your Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of your Company. However, the Board is not involved in day-to-day operations. The directors are kept informed of the Company's business by various reports and documents sent to them each month, as well as by operating and financial presentations made at Board and committee meetings by Company management. The Board has established the committees described below to assist in performing its responsibilities.

HOW MANY MEETINGS DID THE BOARD HOLD IN 2001?

     Your Board held 15 meetings during 2001. With one exception, all directors attended 75 percent or more of those meetings and of the committees on which they serve held after they became directors. Ms. Catherine A. Rein, who joined the Board in November at the effective time of the Company's merger with GPU, Inc., missed three meetings of the Board held on consecutive days shortly after the merger became effective because of business commitments. The Board held five meetings after Ms. Rein became a director.

WHAT COMMITTEES HAS THE BOARD OF DIRECTORS ESTABLISHED?

     The Board has established the committees listed below. All committees are comprised of non-employee directors. The Biographical Information On Nominees And Directors section includes committee memberships.

Audit Committee

     This six-member committee, whose members are independent as defined by New York Stock Exchange listing standards, meets with management, financial personnel, internal auditors and the independent auditor to review the adequacy of the internal controls of the Company and the objectivity of financial reporting. The Audit Committee acts under a written charter adopted by the Board. This committee recommends to the Board the appointment of the Company's independent auditor and is charged with reviewing all services performed for the Company by the independent auditor and the related fees. The committee also reviews management's programs to monitor compliance with the Company's policies on business ethics and risk management. Both the internal auditors and the independent auditor periodically meet alone with the Audit Committee and always have unrestricted access to the committee. The Audit Committee Report can be found on page 22 of this proxy statement. The Audit Committee met four times in 2001.

Compensation Committee

     This six-member committee's primary duties are to recommend to the Board the salaries of the chief executive officer and president, to discuss salary levels for all other senior officers with the chief executive officer, and to maintain an orderly relationship of compensation for officers which is compatible with industry standards for comparable companies. The members of the committee are all independent directors based on the same criteria that is used to establish the independence of the members of the Audit Committee. The Compensation Committee met four times in 2001.

Finance Committee

     This five-member committee's primary duties are to oversee and ensure that the Company's financial resources are managed prudently and cost effectively, to make recommendations to the Board as to dividend policy, capital structure policies, the issuance of securities, and other appropriate financial matters, and to approve terms of sales of Company securities when the Board does not exercise such powers. The Finance Committee met five times in 2001.

Nominating Committee

     This five-member committee evaluates and makes recommendations to the Board concerning possible candidates to fill vacancies on the Board. The committee will consider nominees recommended by shareholders. These recommendations must be submitted in writing to the committee, in care of the Corporate Secretary of the Company, at least six months prior to the date of the Annual Meeting. Shareholder recommendations should be accompanied by a description of the proposed nominee's qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board. This committee also evaluates, monitors, and administers the Company's Corporate Governance Guidelines. The Nominating Committee met twice in 2001.

Nuclear Committee

     This six-member committee is authorized and directed to monitor and make recommendations to both management and the Board regarding nuclear matters, including the operation of all nuclear units in which any subsidiary of the Company has an ownership interest. The Nuclear Committee met four times in 2001.

WHAT IS THE CURRENT COMPENSATION OF DIRECTORS?

     A director who is an employee of the Company receives no compensation for serving as a director. Directors who are not employees receive an annual retainer consisting of $30,000 in cash (which a director may elect to receive in FirstEnergy common stock) and $37,000 in equity in the form of common stock, deferred common stock, or stock options; $1,200 for each Board and committee meeting which they attend; and reimbursement for expenses related to attending meetings. In addition, the chair of each committee receives an additional annual retainer of $3,500.

     Directors can elect to allocate all or a portion of their cash retainers, meeting fees and chair fees to deferred stock or deferred cash. At the time of deferral, 20% is added to the funds allocated to deferred stock. Funds deferred into the stock account are used to purchase FirstEnergy common stock, and dividends on shares in this account are reinvested. Payouts are in FirstEnergy common stock. The 20 percent incentive amount and any appreciation on it are forfeited if the director leaves the Board within three years from the date of deferral for any reason other than retirement, disability, or death. Directors do not receive a 20 percent increase on the portion of their equity retainers allocated to deferred stock. Directors also may elect to defer all of their cash retainer, meeting fees, and chair fees into an estate enhancement program, which would pay out to their estate upon death.

     Directors may elect to receive all or a portion of their retainers in stock options, which are granted as of January 1 in the year following the directors election, are earned over a ten-month period in the year of the grant, and vest four years from the date of grant. The funds allocated to stock options are increased by 20 percent at the time of deferral. This 20 percent vests over a four-year period and is subject to forfeiture upon termination from the Board for any reason other than retirement, disability, or death during the vesting period. Directors do not receive a 20 percent increase on the portion of their equity retainers allocated to stock options.

ITEMS TO BE VOTED ON

ITEM 1--ELECTION OF DIRECTORS

     You are being asked to vote for ANTHONY J. ALEXANDER, H. PETER BURG, RUSSELL W. MAIER, ROBERT N. POKELWALDT, AND JESSE T. WILLIAMS, SR. to serve on the Board of Directors for a three-year term.

     The Board of Directors currently consists of 16 members divided into three groups. Five nominees will be elected at this Annual Meeting to serve for a three-year term. The remaining directors will continue to serve as indicated in the Biographical Information on Nominees and Directors section, with six directors having terms expiring in 2003 and five directors having terms expiring in 2004. Mr. Fred Hafer, the current Chairman of the Board whose term as director expires at the 2002 Annual Meeting of Shareholders, has elected to retire from the Board and not stand for reelection. The Board has nominated Mr. Alexander, who served as a director of FirstEnergy prior to the Company's merger with GPU Inc., to replace Mr. Hafer as a director of the Company. In addition, the Board has elected Mr. Burg to be Chairman of the Board, as well as Chief Executive Officer, effective at the Annual Meeting.

     Under the Company's Code of Regulations, at any election of directors, the persons receiving the greatest number of votes are elected to the vacancies to be filled. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason after being elected, shares represented by the appointed proxies will be voted either for a lesser number of directors or for another person selected by the Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed proxies will be voted for that person who, if elected, will serve when able to do so.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1.

ITEM 2--APPROVAL OF AMENDMENT TO THE EXECUTIVE AND DIRECTOR INCENTIVE COMPENSATION PLAN

     You are being asked to approve an amendment to the FirstEnergy Corp. Executive and Director Incentive Compensation Plan (later referred to as the
Plan) that would increase the number of shares that may be issued under the Plan. The purpose of the Plan is to link the personal interests of key employees and directors to the long-term financial success of the Company and the growth of shareholder value. The Plan gives the Company the ability to attract and retain the people upon whose judgment and special skills the success of the Company is largely dependent and to use stock-based incentive compensation to align the interests of key employees and directors to those of the Company and its shareholders. Because the Company is a much larger company after its merger with GPU, Inc. and has many more employees, the present limit on the number of shares that may be issued under the Plan is restrictive and will inhibit the Plan from serving the function for which it was designed. The Plan is administered by the Compensation Committee of the Board of Directors, which designates persons as key employees. Any employee of the Company and its subsidiaries could be designated as a key employee. The Plan permits awards to be made to key employees in the form of stock options, stock appreciation rights, restricted stock, performance shares, and cash, and to be made to non-employee directors in the form of stock options and restricted stock. The adoption of this amendment requires the favorable vote of a majority of the votes cast. YOUR BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

     The Plan currently limits the aggregate number of shares of common stock that may be issued under the Plan to 15,000,000, of which 8,540,876 shares have been issued as of February 28, 2002. If the proposed amendment is approved, the aggregate number will be increased to 22,500,000. Shares purchased by the Company on the open market for issuance under the Plan are included in these totals. No more than 75 percent of the aggregate number of shares available under the Plan may be issued in the form of either restricted stock or performance shares. If an award lapses or is forfeited, the shares that would have been issued in connection with that award become available to be used for other awards. The limitation on the number of shares issuable under the Plan and the number of shares issuable in connection with awards not yet exercised is subject to adjustment to prevent dilution. Each grant of stock options, stock appreciation rights, and restricted stock is evidenced by an award agreement in which the Compensation Committee sets the specific terms and conditions governing the award. As stated above, the Board believes that stock-based incentive compensation is a useful tool to align the interests of key employees and directors to those of the Company and its shareholders.

     The Plan provides for the grant of awards in the form of stock options. No more than 500,000 stock options may be granted to any participant in any calendar year, and the amendment does not change this. The Plan provides for the grant of both incentive stock options intended to qualify under Section 422 of the Internal Revenue Code and nonqualified options. The exercise price of each type of option cannot be less than the fair market value of the Company's common stock on the date of the grant based upon the average of the high and low prices of the stock on that date. The fair market value of a share of the Company's common stock as of February 28, 2002, was $36.79. No option awarded may expire any later than ten years from the date of grant. Directors may convert all or any portion of their retainer and meeting fees into stock options as described under "Board of Directors Information -- What is the current compensation of directors?" on page 6 of this proxy statement.

     As a general matter, under current federal income tax laws relating to grants of stock options, the grant of either an incentive stock option or a nonqualified option under the Plan will not result in taxable income to the participant, nor will the Company be entitled to a deduction for federal income tax purposes at the time of the option grant. In the case of a nonqualified stock option, under federal tax law, the participant may realize taxable income based on the difference between the exercise price and the fair market value of the shares received at the time the option is exercised, and the Company would be entitled to a corresponding deduction for federal income tax purposes. In the case of an incentive stock option, under federal tax law, the participant may be able to defer the realization of taxable income until the acquired shares are sold. In this case, the amount of taxable income will be based on the difference between the exercise price and the amount received in the sale, but certain conditions, including minimum holding periods, apply. If those conditions are satisfied, the Company is not entitled to any corresponding deduction for federal income tax purposes.

     Under the Plan, stock appreciation rights may be granted in lieu of, or in addition to, the grant of options or may be granted independently. Like options, the term of stock appreciation rights cannot exceed ten years. Stock appreciation rights allow the recipient of the rights to realize the value of the difference between the market price of the common stock at the time that the rights are granted and the market value of that stock when the rights are exercised. To the extent that the value of the stock has not increased during that time, the rights will have no value. The Plan provides that the maximum number of shares subject to stock appreciation rights granted to any individual in any calendar year is 500,000, and the amendment does not change this. The exercise of stock appreciation rights, whether paid in cash or stock, is considered to be an issuance of shares for purposes of these limits.

     Shares of restricted stock may also be awarded under the Plan. Restricted stock will be valued at its fair market value as of the date of the grant. The maximum number of shares of restricted stock that may be granted to any participant in any calendar year is 250,000 shares, and the amendment does not change this. Any shares of restricted stock awarded will be subject to restrictions on transferability, and any other restrictions that the Compensation Committee may impose, until the date on which the restrictions expire. During the period of restriction, the holder of restricted stock will be entitled to receive dividends on the restricted stock that generally are reinvested to purchase additional shares, which also are restricted, and will be entitled to exercise full voting rights with respect to the restricted stock.

     Awards under the Plan also may be given in the form of performance shares. The maximum number of shares of common stock that may be awarded as performance shares to any participant in any calendar year is 250,000, and the maximum amount payable in cash to any participant in any calendar year pursuant to any performance share award is $2,000,000, and the proposed amendment does not change these amounts. Under the Plan, the Compensation Committee sets performance goals over periods that it selects in advance. The performance goals are based on the attainment by the Company or its subsidiaries of specified levels of various measures, which may include total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, customer satisfaction, product price measures, safety record, service reliability, operating and maintenance cost management, and energy production availability, among others.

     The Plan also provides for cash awards that may be made to participants as determined by the Compensation Committee. The amount payable in cash in a calendar year to any participant with respect to any performance period pursuant to any performance cash award may not exceed $2,000,000, and the amendment does not change this. All cash awards are subject to pre-established, objective, business-related performance measures selected by the Compensation Committee. The performance goals may include attainment of merger milestones, specified levels of customer satisfaction, service reliability, safety, tactical objectives, shareholder return, expense control, revenue, margins, shareholder value, and individual performance, among others. These performance goals are measured over periods consisting of one to five years. Depending on the extent that the goals are achieved, cash awards may range from 0 percent to 200 percent of the target award. As an incentive to increase his or her ownership in the Company, a participant, with the approval of the Compensation Committee, may convert a cash award to restricted stock. Cash awards converted into restricted stock may be increased by up to 20 percent.

     Generally, upon a change of control of the Company, all stock options, stock appreciation rights, and restricted stock immediately vest, and all performance shares and performance cash awards are paid out in cash. Generally, a "change of control" includes the acquisition of the beneficial ownership of 50 percent of the outstanding shares of common stock or other voting stock of the Company, a change in the majority of the members of the Board of Directors, or a reorganization, merger, or dissolution of the Company.

     The Plan may be terminated, amended, or modified at any time by the Board of Directors. However, any amendment that would increase the number of shares of the common stock that can be issued under the Plan, change the designation of the employees who can participate in the Plan, materially increase either the cost of the Plan or the benefits to participants, or extend the period after the date of a grant during which stock options or stock appreciation rights may be exercised to more than ten years must be approved by shareholders.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 2.

ITEM 3--SHAREHOLDER PROPOSAL

     For the fifth year in a row, a shareholder has indicated that a proposal will be presented at the Annual Meeting which seeks to change the way your Board of Directors is elected. Your Board of Directors is divided into three classes. Each class serves for a term of three years, with one class, constituting approximately one-third of the Board, being elected each year at the Company's Annual Meeting of Shareholders. The shareholder proposal is designed to change this structure and require that all directors be elected annually. Adoption of the proposal requires the affirmative vote of 80 percent of the shares entitled to vote at the Meeting. YOUR BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

     As we have stated in the past, your Board of Directors believes that the present classified board structure has significant advantages over a system in which all directors are elected annually. For example, under the shareholder proposal, the whole Board could be replaced at the time of any takeover of the Company. This could place the Company at a distinct disadvantage as a classified board structure provides any potential acquirer with an incentive to negotiate with the Board as opposed to a few large shareholders. This allows the Board to negotiate terms or consider alternatives that maximize value for all shareholders, both large and small. In a situation in which someone is seeking to acquire the Company, because of our Board structure, holders of large blocks of Company stock will be less able to negotiate special concessions or terms at the expense of smaller shareholders. Another advantage is that a classified board structure ensures continuity since there always will be directors in office who are familiar with the business and affairs of the Company.

     The Company's Code of Regulations requires that in order for this proposal to be adopted, it must receive the affirmative vote of 80 percent of the shares entitled to vote at the meeting. Your Board of Directors cannot change this requirement. Only the shareholders, by the same 80 percent majority, can do that. This proposal has been submitted previously and, on some occasions, has received a plurality of the votes cast. This has given your Board the opportunity to seriously deliberate the merits of this issue before forming its position. Your Board continues to believe that the current Board structure is in the best interest of all shareholders. When voting, you also should take into account what you believe to be in the best interests of all shareholders of the Company, both large and small. THE BOARD ENCOURAGES YOU TO VOTE AGAINST THIS PROPOSAL.

     The following is the complete text of the proposal as submitted. The proponent's name, address, and number of shares held will be furnished upon written or oral request to the Company.

          -------------BEGINNING OF SHAREHOLDER PROPOSAL-------------

                        3 - ELECT EACH DIRECTOR ANNUALLY

                    ADOPT TOPIC THAT WON 53% OF YES-NO VOTE

FirstEnergy shareholders request that our board adopt the rules necessary to Elect Each Director Annually as a sustained policy. (Unexpired terms of directors not affected.)

     DIRECTOR RESPONSIBILITY IS CLOSELY RELATED TO FINANCIAL PERFORMANCE
We believe the level of responsibility that company rules encourage is closely related to financial performance. Independent analysts believe that when directors are responsible for their actions yearly, they and the company perform better.

     THREE-YEARS WITHOUT ELECTION COULD INSULATE DIRECTORS FROM IMMEDIATE CHALLENGE
We believe that annual election of each director is one of the best ways to hold the board and individual directors responsible and motivated.

     ALLOW OPPORTUNITIES FOR PROFITABLE OFFERS FOR OUR STOCK
Three-years between election for individual directors, added to FirstEnergy's poison pill, combine to create a oversight void that can allow management resistance to profitable offers for our stock.

     THIS ONE CHANGE WILL IMPROVE OUR GOVERNANCE PROFILE
Our company governance profile has rules and practices that are not shareholder-friendly according to many institutional investors:
  - No confidential voting.

  - No cumulative voting.
  - 3-year director terms.
  - Poison pill.
  - Management does not act on majority yes-no shareholder votes at our company which is 60%-owned by institutional shareholders.
  - An 80% super-majority vote is required to remove a director with cause. Removal could be virtually impossible since less than 80% of stock typically votes.

     THIS TOPIC ALSO WON 52% OF YES-NO VOTES IN 1999
We believe that this proposal topic could have won a higher vote in recent elections if management used these shareholder-friendly practices in its proxy statement:
  1) Included meaningful titles for all items on our company ballot. Three items on our 2001 ballot had an identical nondescript title.
  2) Observed the usual practice of placing each proposal first followed by any response.
  3) Refrained from the past practice of spending our shareholder money for a vote-no campaign on shareholder proposals. Our management spent this extra money even though there was no vote-yes campaign.
  4) Published the names of all proponents for equal credibility.

     OUR MANAGEMENT'S UNFOUNDED OBJECTION
We believe our management is unfounded in claiming that annual election of each director could leave us without experienced directors. In the unlikely event that all directors are replaced, this would express dissatisfaction with the incumbents and reflect the need for change.

Our management's response to this topic in 2001 relied on a company rule that could potentially allow 1% of shareholders to block the will of 99% of shareholders: An excessive super-majority vote requirement of all shares in existence.

                 In the interest of shareholder value vote yes:
                          ELECT EACH DIRECTOR ANNUALLY
                                    YES ON 3

             -------------END OF SHAREHOLDER PROPOSAL-------------

       YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 3.

ITEM 4--SHAREHOLDER PROPOSAL

     A shareholder has indicated that a proposal will be presented at the Annual Meeting proposing to change the voting requirements contained in the Company's governing documents. Proposals with the same purpose were defeated by shareholders at the last two Annual Meetings. Adoption of the proposal requires the affirmative vote of 80 percent of the shares entitled to vote at the Meeting. YOUR BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

     Certain changes in the Company's governance provisions require the approval of 80 percent of the shares entitled to vote. Your Board of Directors believes that this requirement, contained in our governing documents, ensures that decisions affecting only the most important aspects of the existence of the Company and how it operates are fair to all of our shareholders, large and small. It only applies to provisions that are extremely significant to the Company and, therefore, should be important to you.

     The 80 percent voting requirement does not preclude changes in our corporate governance provisions. It merely ensures that fundamental changes can be made only when a broad consensus of shareholders agree that such changes are prudent. This is especially important if the Company is subjected to an unsolicited takeover proposal. As was pointed out in Item 3, having a classified board could cause potential acquirers to negotiate seriously with your Board of Directors, thereby enhancing the Board's ability to maximize value for all shareholders, large and small. Similarly, subjecting changes in fundamental corporate governance provisions to an 80 percent voting requirement also encourages potential acquirers to negotiate the terms of an acquisition with your Board.

     It is important to keep in mind that these provisions do not preclude unsolicited takeover offers. They only make it more likely that all shareholders will be treated fairly in the takeover process. Adoption of this proposal would lead to this protection being stripped from shareholders.

     Your Board of Directors believes adoption of this proposal will have a detrimental effect on the interests of shareholders. We continue to believe that, for all shareholders to be treated fairly under all circumstances, the current voting requirements must be retained. THE BOARD ENCOURAGES YOU TO VOTE AGAINST THIS PROPOSAL.

     The following is the complete text of the proposal as submitted. The proponent's name, address, and number of shares held will be furnished upon written or oral request to the Company.

          -------------BEGINNING OF SHAREHOLDER PROPOSAL-------------

                         4 - ADOPT SIMPLE-MAJORITY VOTE

                       TOPIC THAT WON 56% OF YES-NO VOTE

            RESOLVED:

     ADOPT SIMPLE-MAJORITY VOTE
FirstEnergy shareholders request that our company take the steps necessary to adopt a policy of simple-majority vote. This unified policy includes all issues submitted to shareholder vote to the fullest extent possible. This also requests that any future simple/super-majority proposal be put to shareholder vote - as a separate item for vote. And requests that our directors commit to make their best effort to implement this policy within 90-days of the annual meeting, with the resources available to our directors, and then meet this commitment.
     This proposal recommends a policy of the greatest flexibility to implement the spirit and the letter of this topic to the fullest extent possible and as soon as possible. This policy includes that the company make its best effort to obtain the high number of votes, from all the shares in existence, that the company requires for implementation of this topic.
     The impressive vote result of this topic at FirstEnergy in 2001 was independently reported as well as its sponsorship (sponsor's name will be furnished upon oral or written request to the Company).

     SIMPLE-MAJORITY REQUIREMENTS ARE WIDELY SUPPORTED
Proponents of simple-majority vote said that super-majority vote requirements may stifle bidder interest in the company and therefore devaluate the stock.

     THE GOVERNANCE PROFILE OF OUR COMPANY IS IMPORTANT
In evaluating the need for the one change proposed here, I believe that it is useful to evaluate the company governance profile. I believe that our company's governance profile has a number of governance provisions that are un-friendly to shareholders. These un-friendly provisions increase the need for a single change such as the one topic proposed here.

     TO RESPOND TO THE CHALLENGES OF THE FUTURE
It is not possible to predict each challenge that our company will face in the year ahead. However, I believe that changing one item for the better in our company's governance profile will enhance our company's ability to meet some of the challenges.

     MANAGEMENT COMMITMENT TO SHAREHOLDERS
By making its best effort to implement a policy to implement simple majority vote, our board could demonstrate a commitment to the greatest management concern for shareholders and shareholder value.

In recent years, various companies have been willing to implement proposal topics that have won a majority of yes-no shareholder votes. I believe that our company should do so as well.

            In the interest of sustained shareholder value vote yes:
                           ADOPT SIMPLE-MAJORITY VOTE
                       TOPIC THAT WON 56% OF YES-NO VOTE
                                    YES ON 4

             -------------END OF SHAREHOLDER PROPOSAL-------------

       YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 4.

SELECTION OF INDEPENDENT AUDITOR

     Arthur Andersen LLP, independent public accountants, performed the annual audit for this Company for 2001 and for each year since it became a holding company in 1997; and performed the annual audits of its then utility operating companies for many years prior to that time. Its representative is expected to attend the Meeting and will have an opportunity to make a statement and respond to appropriate questions. Refer to the Audit Committee Report on page 22 for information regarding services performed by, and fees paid to, Arthur Andersen LLP during the year 2001.

     At the time of the printing of this proxy statement, in view of the recent events involving Arthur Andersen LLP, the Audit Committee is evaluating its options and has not yet selected a firm to be the Company's independent auditor for the year 2002. This process does not reflect any criticism of Andersen's services rendered to the Company. The Audit Committee and the Board will exercise their best judgment in determining which firm will audit the Company's books and records for 2002 but, at the time of the printing of this proxy statement, no decision has been made. This being the case, unlike our usual practice, you are not being asked to ratify the Board's decision in this regard. If a different independent auditor is selected prior to the Meeting, it is expected that its representative will also attend the Meeting and will have an opportunity to make a statement and respond to appropriate questions.

BUSINESS RELATIONSHIPS AND TRANSACTIONS

     FirstEnergy Solutions Corp., a subsidiary of the Company, has a contract with Duck Creek Energy, Inc., under which it purchases variable amounts of gas at a fixed negotiated price. This contract expires in April of 2002. During 2001, FirstEnergy Solutions paid Duck Creek approximately $766,000 for gas delivered under this contract. Some of this gas came from wells in which Mr. Russell W. Maier, a director, has a 10-15 percent ownership interest. As a result, Mr. Maier received approximately $20,800.

BIOGRAPHICAL INFORMATION ON NOMINEES AND DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

Terms expiring in the Year 2005:

[ANTHONY J. ALEXANDER PHOTO]

ANTHONY J. ALEXANDER -- President and Chief Operating Officer of the Company since November 2001. He also is President of various subsidiaries of the Company. President of the Company from 2000-2001. Executive Vice President and General Counsel of the Company, The Illuminating Company, Ohio Edison, and Toledo Edison from 1997-2000, and of Pennsylvania Power from 1999-2000. Age 50. He is also a Director of Ohio Edison, Pennsylvania Power, The Illuminating Company, Toledo Edison, Metropolitan Edison, Pennsylvania Electric, and many other subsidiaries of the Company. Director of the Company from 2000-2001.

[H. PETER BURG PHOTO]

H. PETER BURG -- Vice Chairman of the Board and Chief Executive Officer of the Company since the FirstEnergy Corp./GPU, Inc. merger in November 2001. He also is Chairman of the Board of Pennsylvania Power, and President of Ohio Edison, The Illuminating Company, Toledo Edison, Metropolitan Edison, Pennsylvania Electric, and many other subsidiaries of the Company. Chairman of the Board and Chief Executive Officer from 2000-2001, President and Chief Executive Officer from 1999-2000, President and Chief Operating Officer from 1998-1999, and President and Chief Financial Officer from 1997-1998 of the Company. President, Chief Operating Officer and Chief Financial Officer from 1996-1997 of Ohio Edison. Age 55. He is also a Director of Ohio Edison, Pennsylvania Power, The Illuminating Company, Toledo Edison, Metropolitan Edison, Pennsylvania Electric, and many other subsidiaries of the Company. Director of the Company since 1997 and Director of Ohio Edison since 1989.

[RUSSELL W. MAIER PHOTO]

RUSSELL W. MAIER -- Retired in 1998 as Chairman of the Board and Chief Executive Officer (a position held since 1989) of Republic Engineered Steels, Inc., a specialty bar producer. Age 65. Director of the Company since 1997 and Director of Ohio Edison from 1995-1997.

Committees: Audit, Nuclear

[ROBERT N. POKELWALDT PHOTO]

ROBERT N. POKELWALDT -- Retired in 1999 as Chairman of the Board and Chief Executive Officer (a position held since 1993) of YORK International Corporation, a supplier of heating, ventilating, air conditioning, and refrigeration equipment. Age 65. He is also a Director of Carpenter Technology Corporation, Intersil Corporation, and Mohawk Industries, Inc. Director of the Company since 2001 and Director of GPU from 2000-2001.

Committees: Audit, Finance

[JESSE T. WILLIAMS, SR. PHOTO]

JESSE T. WILLIAMS, SR. -- Retired in 1998 as Vice President of Human Resources Policy, Employment Practices and Systems (a position held since 1996) of The Goodyear Tire & Rubber Company, a manufacturer of tires and rubber-related products. Age 62. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.

Committees: Nominating, Nuclear

OTHER MEMBERS OF THE BOARD

Terms expiring in the Year 2003:

[DR. CAROL A. CARTWRIGHT PHOTO]

DR. CAROL A. CARTWRIGHT -- President since 1991 of Kent State University. Age
60. She is also a Director of PolyOne Corporation and KeyCorp. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.

Committees: Compensation, Nominating

[WILLIAM F. CONWAY PHOTO]

WILLIAM F. CONWAY -- President since 1994 of William F. Conway & Associates, Inc., a management consulting firm. Age 71. Director of the Company since 1997 and Director of Centerior Energy from 1994-1997.

Committees: Audit, Nuclear

[PAUL J. POWERS PHOTO]

PAUL J. POWERS -- Retired in 2000 as Chairman of the Board and Chief Executive Officer (a position held since 1987) of Commercial Intertech Corp., a hydraulic components and metal components manufacturer. Age 67. He is also a Director of GlobalSantaFe Corp., Twin Disc, Incorporated, and YORK International Corporation. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.

Committees: Compensation, Finance

[GEORGE M. SMART PHOTO]

GEORGE M. SMART -- President since 2001 of Sonoco-Phoenix, Inc., a manufacturer of easy-opening lids. Chairman of the Board and President of Phoenix Packaging Corporation from 1993-2001. Age 56. He is also a Director of UNB Corp. Director of the Company since 1997 and Director of Ohio Edison from 1988-1997.

Committees: Audit, Finance

[CARLISLE A. H. TROST PHOTO]

CARLISLE A. H. TROST -- Admiral, United States Navy (Retired in 1990). Former Chief of Naval Operations. Age 71. He is also a Director of General Dynamics Corporation. Director of the Company since 2001 and Director of GPU from 1990-2001.

Committees: Nominating, Nuclear

[Dr. PATRICIA K. WOOLF PHOTO]

DR. PATRICIA K. WOOLF -- Consultant, author, and lecturer in the Department of Molecular Biology at Princeton University. Age 67. She is also a Director of Crompton Corporation. Director of the Company since 2001 and Director of GPU from 1983-2001.

Committees: Nominating, Nuclear

Terms expiring in the Year 2004:

[ROBERT B. HEISLER, JR. PHOTO]

ROBERT B. HEISLER, JR. -- Chairman of the Board and Chief Executive Officer since 2001 of KeyBank and Executive Vice President since 1997 of KeyCorp, a financial services company which provides investment management, retail and commercial banking, consumer finance, and investment banking products and services. President of Key Capital Partners from 1997-2000. Age 53. He is also a Director of Key Trust Company of Ohio, National Association. Director of the Company since 1998.

Committees: Compensation, Nominating

[ROBERT L. LOUGHHEAD PHOTO]

ROBERT L. LOUGHHEAD -- Retired in 1987 as Chairman of the Board, President and Chief Executive Officer of Weirton Steel Corporation, a manufacturer of steel products. Age 72. Director of the Company since 1997 and Director of Ohio Edison from 1980-1997.

Committees: Audit, Compensation

[JOHN M. PIETRUSKI PHOTO]

JOHN M. PIETRUSKI -- Chairman of the Board since 1990 of Texas Biotechnology Corporation, a pharmaceutical research and development company. He also serves as President of Dansara Company, a management consulting firm. Age 69. He is also a Director of Hershey Foods Corporation, Lincoln National Corporation and PDI, Inc. Director of the Company since 2001 and Director of GPU from 1989-2001.

Committees: Compensation, Finance

[CATHERINE A. REIN PHOTO]

CATHERINE A. REIN -- President and Chief Executive Officer since 1999 of Metropolitan Property and Casualty Insurance Company, and Senior Executive Vice President since 1997 of Metropolitan Life Insurance Company. Age 59. She is also a Director of The Bank of New York, Inc. and Corning Inc. Director of the Company since 2001 and Director of GPU from 1989-2001.

Committees: Audit, Compensation

[ROBERT C. SAVAGE PHOTO]

ROBERT C. SAVAGE -- President and Chief Executive Officer since 1973 of Savage & Associates, Inc., an insurance, financial planning and estate planning firm. Age
64. Director of the Company since 1997 and Director of Centerior Energy from 1990-1997.

Committees: Finance, Nuclear

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows shares of stock beneficially owned as of February 28, 2002, by each director and nominee; the executive officers named in the Summary Executive Compensation Table; and all directors and executive officers as a group. Also listed, as of February 28, are shares deferred by executive officers under the Executive Deferred Compensation Plan and common stock equivalents credited to executive officers as a result of participation in incentive compensation plans.

                                                                                       DEFERRED SHARES AND
                                                                SHARES BENEFICIALLY       COMMON STOCK
                    NAME                      CLASS OF STOCK         OWNED(1)            EQUIVALENTS(2)
                    ----                      --------------    -------------------    -------------------
Anthony J. Alexander                              Common               117,721                11,875
H. Peter Burg                                     Common               195,158                18,734
Dr. Carol A. Cartwright                           Common                10,571
William F. Conway                                 Common                 5,808
Arthur R. Garfield                                Common                18,191                 8,402
John A. Gill                                      Common                36,055                 7,767(3)
Fred D. Hafer                                     Common               306,551
Robert B. Heisler, Jr.                            Common                 7,578
Robert L. Loughhead                               Common                 7,165
Russell W. Maier                                  Common                 6,635
Richard H. Marsh                                  Common                24,830                 2,525
John M. Pietruski                                 Common                11,714
Robert N. Pokelwaldt                              Common                   807
Paul J. Powers                                    Common                16,019
Catherine A. Rein                                 Common                10,195
Robert C. Savage                                  Common                 5,708
George M. Smart                                   Common                 7,138
Carlisle A.H. Trost                               Common                   409
Jesse T. Williams, Sr.                            Common                 6,638
Dr. Patricia K. Woolf                             Common                10,195
All Directors & Executive Officers as a
  Group                                           Common             1,021,933               105,085

(1) Shares beneficially owned include (a) any shares with respect to which the person has a direct or indirect pecuniary interest and (b) shares that the person has the right to acquire beneficial ownership within 60 days of February 28, 2002 (Alexander - 10,000 shares; Burg - 60,000 shares; Garfield
    - 10,000 shares; Gill - 20,000 shares; Hafer - 259,663 shares; Marsh - 20,000 shares; and all directors and executive officers as a group - 530,303 shares). The percentage of shares beneficially owned by any director or nominee, or by all directors and executive officers as a group, does not exceed one percent of the class owned.

(2) Common stock equivalents represent the cumulative number of performance and phantom shares credited to each executive officer. The value of these equivalents is measured in part by the market price of the Company's common stock. Because final payments may vary due to performance factors (see the narrative under the Long-Term Incentive Plan Table), the value of an executive's common stock equivalents may not correlate directly with the stock's market price. Performance, phantom, and deferred shares do not have voting rights or other rights associated with ownership of common stock.

(3) Mr. Gill has retired and the final value of his Common Stock Equivalents under the Executive Incentive Compensation Plan was determined and is included in the Long-Term Incentive Plan Payout column of the Summary Executive Compensation Table.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows all persons known to be the beneficial owner of more than five percent of common shares of the Company as of December 31, 2001.

                                                                             VOTING POWER          INVESTMENT POWER
                                            SHARES       PERCENT OF        NUMBER OF SHARES        NUMBER OF SHARES
                                         BENEFICIALLY   COMMON SHARES   -----------------------   -------------------
NAME AND ADDRESS OF BENEFICIAL OWNER        OWNED        OUTSTANDING       SOLE        SHARED        SOLE      SHARED
------------------------------------     ------------   -------------   ----------   ----------   ----------   ------
State Street Bank and Trust Company       20,569,136         6.9%        6,025,168   13,716,975   20,549,299   19,837
  225 Franklin Street, Boston, MA 02110
Barclays Global Investors, N.A. (and
  affiliates)                             16,552,900         5.6%       15,963,247            0   16,552,900        0
  45 Fremont Street, San Francisco, CA
  94105

                      SUMMARY EXECUTIVE COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                      ------------------------------------
                                                                              AWARDS             PAYOUTS
                                                                      -----------------------   ----------
                                          ANNUAL COMPENSATION                      SECURITIES   LONG-TERM
          NAME AND                   ------------------------------   RESTRICTED   UNDERLYING   INCENTIVE       ALL OTHER
     PRINCIPAL POSITION       YEAR    SALARY    BONUS(4)   OTHER(1)    STOCK(2)     OPTIONS     PLAN(3)(4)   COMPENSATION(5)
     ------------------       ----   --------   --------   --------   ----------   ----------   ----------   ---------------
H. Peter Burg                 2001   $821,176   $631,719   $16,580    $        0    200,000      $496,162       $ 52,461
  Vice Chairman and Chief     2000   $765,616   $383,546   $ 8,540    $2,775,000    200,000      $458,198       $ 40,488
  Executive Officer           1999   $663,011   $319,292   $ 3,805    $        0     87,703      $ 80,621       $ 51,350

Anthony J. Alexander          2001   $544,537   $372,652   $19,688    $        0    120,000      $249,092       $ 31,610
  President and               2000   $505,687   $420,190   $ 7,511    $1,665,000    120,000      $277,117       $ 23,331
  Chief Operating Officer     1999   $406,100   $295,142   $ 2,680    $        0     56,367      $ 68,804       $ 29,931

Richard H. Marsh              2001   $315,708   $176,128   $ 9,031    $        0     40,000      $152,759       $ 27,787
  Senior Vice President and   2000   $295,198   $ 81,881   $ 4,354    $        0     40,000      $ 64,084       $ 15,087
  Chief Financial Officer     1999   $272,523   $103,407   $ 1,420    $        0     27,603      $ 12,757       $ 17,397

John A. Gill(6)               2001   $329,553   $119,617   $20,094    $        0     40,000      $441,071       $273,114
  Senior Vice President       2000   $317,098   $ 87,282   $ 7,516    $        0     40,000      $144,394       $ 40,167
                              1999   $299,110   $105,862   $ 3,260    $        0     27,603      $ 45,635       $ 46,552

Arthur R. Garfield            2001   $335,390   $79,060    $ 8,106    $        0     40,000      $ 65,076       $ 45,102
  President, FirstEnergy      2000   $305,429   $44,265    $ 4,518    $        0     40,000      $ 84,357       $ 28,153
  Solutions                   1999   $215,400   $56,068    $ 2,625    $        0     14,233      $ 29,260       $  4,059

(1) Reimbursement for income tax obligations on Executive Indemnity Program premium and on perquisites.

(2) Reflects the dollar value of any restricted common stock award on the date of the award, determined by multiplying the number of shares awarded by the closing market price of the Company's common stock on the award date. At December 31, 2001, the total number of all restricted stock holdings and values determined by multiplying the total number of restricted shares by the closing market price of the Company's common stock on December 31, 2001, were as follows: Burg -- 104,892 shares ($3,669,122); and Alexander -- 82,935 shares ($2,901,066). Dividends on restricted shares are reinvested into additional shares which also are restricted. Restricted shares cannot be sold by the executive during the restricted period, and these shares can be forfeited if the executive leaves the Company prior to the end of the restricted period.

(3) Represent payouts of long-term incentive opportunities under the Executive Incentive Compensation Plan.

(4) Under the terms of the Executive Deferred Compensation Plan (EDCP), an executive may defer all or a portion of his bonus and/or long-term incentive payment into common stock equivalents in a Stock Account at the then current FirstEnergy stock price. As an incentive to executives to increase their stake in the Company, any amounts deferred into the Stock Account are increased by 20 percent. During the three-year period following deferral, dividend equivalents are credited to the Stock Account and are converted to additional common stock equivalents. At the end of the three-year period, the common stock equivalents are valued based on the then current FirstEnergy common stock price, and the Stock Account is paid out as stock unless the executive has elected to defer the proceeds further into a Retirement Stock Account within the EDCP. If the executive resigns or is terminated for cause during the three-year period following deferral, the 20 percent incentive amount and any appreciation on it are forfeited.

    The 20 percent incentive amounts for reported 2001 Bonus or Long-Term Incentive Plan Payout deferred into Stock Accounts in 2002 were as follows:
    Burg-$47,904; Alexander-$-0; Gill-$-0; Marsh-$16,012; and Garfield-$27,366.
    The 20 percent incentive amounts for reported 1998, 1999, and 2000 Bonus or Long-Term Incentive Plan Payout deferred into Stock Accounts were as follows: Burg-1998-$27,614, 1999-$7,784, 2000-$44,239; Alexander-1998-$0,
    1999-$0, 2000-$53,260; Gill-1998-$32,864, 1999-$0, 2000-$0; Marsh-1998-$0,
    1999-$2,305, 2000-$8,127; and Garfield-1998-$13,901, 1999-$5,287,
    2000-$15,757.

(5) For 2001, amount is comprised of (1) matching Company common stock contributions under the tax-qualified Savings Plan: Burg-$6,633; Alexander-$6,630; Gill-$4,881; Marsh-$4,258; Garfield-$4,234; (2) the
    current dollar value of the Company's portion of the premiums paid in 2001 for insurance policies under the Executive Supplemental Life Plan:
    Burg-$12,066; Alexander-$6,073; Gill-$5,404; Marsh-$2,337; Garfield-
    $11,607; (3) above market interest earned under the Executive Deferred Compensation Plan: Burg-$33,762; Alexander-$18,907; Gill-$57,883; Marsh-$21,192; Garfield-$29,261; and (4) banked vacation paid at retirement:
    Gill-$204,946.

(6) Mr. Gill retired from the Company on December 31, 2001. His Long-Term Incentive Plan payout includes prorated 2000 and 2001 long-term incentive opportunities under the Executive Incentive Compensation Plan.

                LONG-TERM INCENTIVE PLAN TABLE -- AWARDS IN 2001

                                                                  ESTIMATED FUTURE PAYOUTS UNDER
                       2001 TARGET     PERFORMANCE OR               NON-STOCK PRICE BASED PLAN
                        LONG-TERM       OTHER PERIOD      ----------------------------------------------
                        INCENTIVE     UNTIL MATURATION      BELOW
        NAME           OPPORTUNITY       OR PAYOUT        THRESHOLD    THRESHOLD     TARGET     MAXIMUM
        ----           -----------    ----------------    ---------    ---------    --------    --------
H. P. Burg              $564,200          3 years            $0        $282,100     $564,200    $846,300
A. J. Alexander         $270,400          3 years            $0        $135,200     $270,400    $405,600
J. A. Gill              $128,768          3 years            $0        $ 64,384     $128,768    $193,152
R. H. Marsh             $128,768          3 years            $0        $ 64,384     $128,768    $193,152
A. R. Garfield          $128,768          3 years            $0        $ 64,384     $128,768    $193,152

     Each executive's target long-term award was converted into a number of performance shares calculated using the average of the high and low stock prices of the common stock on the last trading day in 2000. These shares were placed into an account in the executive's name for a three-year period that will end on December 31, 2003. During this three-year performance period, an amount equal to the dividend for a share of common stock will be credited to this account for each performance share in the account on the date that the common stock dividends are paid. These dividend equivalents will be converted into additional performance shares based on the closing price of FirstEnergy common stock on that day. At the end of the three-year performance period, the executive's account will be valued based on the average of the high and low prices on the last trading day in 2003.

     The final account value may be adjusted upward or downward based upon the total shareholder return of FirstEnergy common stock relative to an energy services company index during this three-year period. If the total shareholder return ranking is at or below the 40th percentile, no long-term award will be paid. If the total shareholder return ranking is at or above the 86th percentile, the award payout will be 150 percent of the account value. Award payouts for a ranking between the 40th and 86th percentile will be interpolated between 50 and 150 percent.

     The final value of an executive's account, if any, will be paid to the executive in cash early in the year 2004. Executives also may elect to defer the receipt of any Long-Term Incentive Program award per the provisions of the Executive Deferred Compensation Plan. If an executive retires, dies, separates due to disability, or separates for a reason that the executive qualifies for and elects severance prior to the end of the three-year period, the value of the account will be decreased based on the number of months worked during the period. However, an executive must work at least twelve months during the three-year period to be eligible for an award payout.

                         STOCK OPTIONS GRANTED IN 2001

                                         INDIVIDUAL GRANTS
                        ----------------------------------------------------
                        NUMBER OF      % OF TOTAL
                        SECURITIES      OPTIONS                                                    GRANT
                        UNDERLYING     GRANTED TO     EXERCISE                                      DATE
                         OPTIONS      EMPLOYEES IN    OR BASE     EXPIRATION          DATE        PRESENT
         NAME            GRANTED      FISCAL YEAR      PRICE         DATE         EXERCISABLE     VALUE(1)
         ----           ----------    ------------    --------    ----------      ------------    --------
H. P. Burg                200,000        6.86%         $29.50       5/16/11          5/16/05      $992,940
A. J. Alexander           120,000        4.11%         $29.50       5/16/11          5/16/05      $595,764
J. A. Gill                 40,000        1.37%         $29.50       5/16/11          5/16/05      $198,588
R. H. Marsh                40,000        1.37%         $29.50       5/16/11          5/16/05      $198,588
A. R. Garfield             40,000        1.37%         $29.50       5/16/11          5/16/05      $198,588

                                             ANNUAL                     OPTION      BLACK-
                   DIVIDEND    RISK-FREE    TURNOVER      ANNUAL         TERM       SCHOLES
      GRANT DATE    YIELD        RATE         RATE      VOLATILITY    (IN YEARS)     VALUE
(1)   ----------   --------    ---------    --------    ----------    ----------    -------
     5/16/01         5.00        4.670        0.18      23.453547        8.32        $4.96

                   AGGREGATED STOCK OPTIONS EXERCISED IN 2001
                  AND STOCK OPTION VALUES AT DECEMBER 31, 2001

                                                                                              VALUE OF
                                                           NUMBER OF SECURITIES              UNEXERCISED
                                                          UNDERLYING UNEXERCISED            IN-THE-MONEY
                                SHARES                          OPTIONS AT                   OPTIONS AT
                               ACQUIRED       VALUE          DECEMBER 31, 2001            DECEMBER 31, 2001
NAME                          ON EXERCISE    REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                          -----------    --------    -------------------------    -------------------------
H. P. Burg                         0            $0            45,000/519,715             $481,500/$3,997,144
A. J. Alexander                    0            $0            30,000/315,292             $321,000/$2,472,088
J. A. Gill                         0            $0            15,000/116,399             $160,500/$975,439
R. H. Marsh                        0            $0            15,000/116,399             $160,500/$975,439
A. R. Garfield                     0            $0             7,500/ 99,134             $ 80,250/$831,120

SEVERANCE AGREEMENTS AND OTHER CONTRACTS

    For the executives listed in the Summary Executive Compensation Table, separate severance agreements are currently in effect with H. Peter Burg, Anthony J. Alexander, and Richard H. Marsh. These agreements provide for the payment of severance benefits if the individual's employment with FirstEnergy or its subsidiaries is terminated under specified circumstances within three years after a change in control of FirstEnergy. A change in control includes the acquisition of the beneficial ownership of 50 percent of the outstanding shares of common stock or other voting stock of the Company, a change in the majority of the members of the Board of Directors, or a reorganization, merger, or dissolution of the Company. The agreements are intended to ensure that the individuals are free from personal distractions in order to put in place the best plan for shareholders when a change of control is occurring or perceived as imminent. The principal severance benefits under each agreement include payment of the following when the individual is terminated or resigns for good reason, which generally is defined as a material change, following a change of control, inconsistent with the individual's previous job duties or compensation:

        - the individual's base salary and accrued benefits through the date of termination, including a pro-rata portion of the annual and all deferred long-term incentive awards earned;

        - 2.99 times the sum of the individual's base salary plus the average of his annual incentive compensation awards over the past three years;

        - Supplemental Executive Retirement Plan (SERP) benefits as follows: if the individual is less than age 55 at termination, the benefit is calculated as if he were age 55, offset by compensation earned from subsequent employers until age 55, at which time it then will be offset by pension benefits and, at age 62, further offset by Social Security payments; if the individual is between age 55 and 62 at termination, the benefit is calculated in accordance with the SERP and will be offset by Social Security payments beginning at age 62; if the individual is age 62 or more at termination, the benefit is calculated in accordance with the SERP;

        - continuation of group health and life insurance, as if the individual had retired at the greater of his current age or age 55, and the greater of his current years of service or actual years of service at age 55; and

        - payment of legal fees and expenses as well as any excise taxes resulting from the agreement.

    The severance pay agreements have initial three-year terms and are renewed automatically each year for an additional year unless expressly discontinued by the Board. After a change in control, if the individual resigns, he is prohibited for two years from working for or with competing entities.

EXECUTIVE RETIREMENT PLAN

    The FirstEnergy System Supplemental Executive Retirement Plan is limited to eligible executives. At normal retirement, eligible senior executives, including all of the officers listed in the Summary Executive Compensation Table, who have five or more years of service with the Company or its subsidiaries are provided a retirement benefit. This benefit is equal to the greater of 65 percent of the executive's highest annual salary, or 55 percent of the average of the executive's highest three consecutive years of salary plus annual incentive awards paid after January 1, 1996, and paid prior to retirement. The benefit is reduced by the executive's pensions under tax-qualified pension plans of the Company or other employers, any supplemental pension under the Company's Executive

Deferred Compensation Plan, and Social Security benefits. Subject to exceptions that might be made in specific cases, senior executives retiring prior to age 65, or with less than five years of service, or both, may receive a similar but reduced benefit. This Plan also provides for disability and surviving spouse benefits. As of the end of 2001, the estimated annual retirement benefits of the executive officers listed in the Summary Executive Compensation Table at age 65 from these sources were: Burg-$565,000; Alexander-$354,000; Marsh-$211,000; and Garfield-$218,000. Mr. Gill retired on December 31, 2001, with an annual retirement benefit from all of the above sources of $229,098.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     FirstEnergy's executive compensation program is administered by the Compensation Committee of the Board of Directors (later referred to as the Committee) which has responsibility for the compensation program for the executive officers of the Company. The Committee is comprised of six directors listed at the end of this report, none of whom is an employee of the Company, and each of whom qualifies as a non-employee director for the purpose of Rule 16b-3 under the Securities Exchange Act of 1934 and an outside director for the purposes of Section 162(m) of the Internal Revenue Code. Each member of the Committee is also an independent director based on the same criteria that is used to establish the independence of the members of the audit committee.

     The Committee's primary objective is to establish and administer programs to attract, retain, and motivate skilled and talented executives, and to align their compensation incentives with Company and business unit performance, business strategies, and growth in shareholder value. The Committee, with the assistance of an outside consultant, has established, and the Board of Directors has endorsed, an executive compensation philosophy for the Company which includes the following elements:

     - A "pay-for-performance" orientation under which a significant portion of total compensation reflects corporate, business unit and individual performance;

     - An emphasis on stock incentives to align the interests of executives closely with the long-term interests of shareholders;

     - An emphasis on total compensation under which base salaries and cash incentives are generally targeted at or near median competitive levels in the energy services industry, but which provides opportunities, including stock incentives, to achieve total compensation at the 75(th) percentile of energy services industry levels if both corporate and individual performance are superior;

     - An appropriate balance of annual and long-term compensation to facilitate retention of talented executives, reward long-term strategic results, and encourage FirstEnergy stock ownership; and

     - An emphasis on increasing the proportion of an executive's total compensation at risk through the use of stock and other performance incentives, and decreasing the proportion of compensation based on salary and benefits, as an executive's level of responsibility increases.

     Recognizing that competitive compensation levels for senior executive officers at a corporation the size of FirstEnergy may exceed the $1,000,000 deduction limit of Section 162(m) of the Internal Revenue Code, it is the Company's policy to structure executive compensation plans to maximize the deductibility of executive compensation by minimizing the compensation subject to this limit. As part of this policy, the FirstEnergy Corp. Executive and Director Incentive Compensation Plan was presented to, and has received the approval of, shareholders.

     The salary column in the Summary Executive Compensation Table (later referred to as the Table) lists the 2001 base salaries of Mr. Burg and the other named executive officers, including salary deferred into the FirstEnergy Corp. Executive Deferred Compensation Plan and/or the FirstEnergy Savings Plan. In accordance with the Company's 2001 pay philosophy, executives received base salary increases in 2001 intended to place their salaries in a salary range determined by the median of salaries of comparable positions in similar-sized energy services companies.

     Under the Executive Incentive Compensation Plan (later referred to as the Incentive Plan), a target total incentive opportunity was established for an executive at the beginning of the year which then was allocated into a target annual incentive opportunity and a target long-term incentive opportunity. As the level of an executive's responsibility increased, both the portion of his/her total pay opportunity that was put at risk and the portion that was tied to the long-term return of the Company's common stock increased. For 2001, 59 percent of Mr. Burg's total target cash compensation was put at risk in the form of incentive compensation. This amounted to a target total incentive opportunity of $1,168,700 divided between annual and long-term incentive opportunities.

     At the beginning of 2001, the Committee reviewed and approved a list of measurable corporate financial and strategic goals to be used to establish annual objectives for executives participating in the Incentive Plan. Each executive had a portion of his/her incentive award based on the achievement of certain specific corporate financial goals of direct benefit to the shareholders. Additional objectives were other financial or strategic goals from a list that the executive directly affects or other specific objectives that were expected to contribute directly to the achievement of all goals. No awards are given for performance that is below threshold. Awards for operational performance range from 50 percent of target for performance at threshold to 150 percent of target for outstanding performance. Awards for performance that directly enhance shareholder value range from 50 percent of target for performance at threshold to 200 percent of target for outstanding performance.

     The Committee approved five annual 2001 financial and strategic objectives for Mr. Burg. These objectives related to the achievement of confidential target levels regarding earnings per share, profit, customer service excellence, the performance of the Company's nuclear facilities as measured by an industry index, and employee safety. These objectives were weighted at 40, 40, 10, 5, and 5 percent, respectively, of Mr. Burg's target annual incentive opportunity. Based on the level of 2001 achievement of each of these objectives, Mr. Burg received an annual incentive award of $331,719. The annual incentive award paid to each of the other named executive officers in accordance with the Incentive Plan is included in the Bonus column of the Table. The awards include amounts deferred into the FirstEnergy Corp. Executive Deferred Compensation Plan.

     The Committee also approved a special award for Mr. Burg due to his contributions in the successful completion of the merger with GPU, Inc. Mr. Burg received an award of $300,000.

     The Committee approved a long-term incentive opportunity with the payout based on the performance of the Company's common stock, both on an absolute basis and as compared to an index of peer companies, between January 1, 2001, and December 31, 2003. This award will be paid out in early 2004. The long-term program is described in the narrative under the Long-Term Incentive Plan Table.

     The Committee approved grants of non-qualified stock options to key executives in May of 2001. The details of the grants for Mr. Burg and the other named executive officers are listed in the Stock Options Granted in 2001 Table.

     In accordance with the Incentive Plan in effect in 1999, Messrs. Burg, Alexander, Gill, Marsh and Garfield received incentive opportunities with a term of three years from 1999 through 2001. The terms and conditions of this long-term grant were reported in the FirstEnergy Corp. Proxy Statement for that year. Based on the level of achievement for each of the long-term objectives, Mr. Burg's payout under the 1999 long-term incentive program was $496,162.

Compensation Committee:    Robert L. Loughhead (Chair), Dr. Carol A. Cartwright,
                           Robert B. Heisler, Jr., John M. Pietruski, Paul J. Powers,
                           Catherine A. Rein

BOARD AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the committee reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. In performing its review, the committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

     The committee reviewed and discussed with the independent auditor, Arthur Andersen LLP, its opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. Included in this discussion were the matters required by Statement on Auditing Standards No. 61, "Communication With Audit Committees," as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants, which requires discussion regarding the quality of the Company's financial reporting.

     The committee received the written communications from the independent auditor regarding its independence with respect to the Company as required by the Independence Standards Board's Standard No. 1, "Independence Discussions With Audit Committees," and discussed that matter with the independent auditor.

     The committee discussed with the Company's internal and independent auditors the overall scope, plans, and results of their respective audits. The committee met with the internal and independent auditors, with and without management present, to discuss the results of the examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting process.

     Based on the above reviews and discussions, the committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     The following is a summary of the fees paid by the Company to its independent auditor, Arthur Andersen LLP, for services provided during the year 2001:

     AUDIT FEES

     Arthur Andersen LLP billed the Company an aggregate of $2,535,910 in fees for professional services rendered in connection with the audit of the Company's financial statements and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Arthur Andersen LLP billed the Company an aggregate of $1,557,308 in fees for professional services rendered to the Company and its affiliates in connection with the design and implementation of financial information systems.

     ALL OTHER FEES

     Arthur Andersen LLP billed the Company an aggregate of $9,822,075 in fees for other services rendered to the Company and its affiliates, primarily related to the following:

     Audit-Related Fees                                              $  474,750
     Other Assurance and Tax Services                                $  936,888
     Gas Business Processes Project                                  $4,928,262
     Ohio Customer Choice Transition Project                         $2,652,160
     Other                                                           $  830,015

     The Audit Committee of the Board of Directors has considered whether the non-audit services rendered by the independent auditor are compatible with the auditor maintaining its independence. While it believes that the non-audit services rendered by the independent auditor during the year 2001 are compatible with the auditor maintaining its independence, the Audit Committee nevertheless has recommended to the Board, and the Board has adopted, a policy under which the independent auditor can no longer be engaged to perform any new non-audit-related services, other than services that require an expertise that is exclusive to that firm. The policy further states that any engagement of the independent auditor to perform audit-related services in excess of specified limits must be approved in advance by the Audit Committee, and that all other audit-related services must be approved in advance by the Vice President and Controller. Any engagement of the independent auditor for non-audit-related services that is based on an expertise that is exclusive to them must also be specifically approved in advance by the Audit Committee.

Audit Committee:   George M. Smart (Chair), William F. Conway, Robert L. Loughhead,
                   Russell W. Maier, Robert N. Pokelwaldt, Catherine A. Rein

SHAREHOLDER RETURN -- PERFORMANCE COMPARISON GRAPHS

     The following graphs show the total annual return from an investment in the Company's common stock (Ohio Edison common stock prior to the merger on November 8, 1997) compared with the total annual returns in the Edison Electric Institute's Index of Investor-Owned Electric Utility Companies (referred to below as the EEI Index) and the Standard & Poor's 500 Index of widely held common stocks (referred to below as the S&P 500 Index). The top graph shows the total annual returns by year. The bottom graph provides the cumulative value of a $100 investment on December 31, 1996. Total return represents stock price changes plus the reinvestment of dividends in the stock.

                              TOTAL ANNUAL RETURNS

                                                      FIRST ENERGY                EEI ELECTRIC                   S&P 500
                                                      ------------                ------------                   -------
1997                                                      35.85                       27.37                       33.36
1998                                                      17.75                       13.89                       28.58
1999                                                     -26.28                       -18.6                       21.04
2000                                                      47.66                       47.97                       -9.11
2001                                                      16.04                        -8.8                      -11.88

                         TOTAL RETURN CUMULATIVE VALUES
                     ($100 INVESTMENT ON DECEMBER 31, 1996)

                                                      FIRST ENERGY                EEI ELECTRIC                   S&P 500
                                                      ------------                ------------                   -------
1996                                                        100                         100                         100
1997                                                     135.85                      127.37                      133.36
1998                                                     159.96                      145.06                      171.47
1999                                                     117.93                      118.08                      207.55
2000                                                     174.13                      174.72                      188.64
2001                                                     202.06                      159.35                      166.23

                          1996       1997       1998       1999       2000       2001
FirstEnergy              $100.00    $135.85    $159.96    $117.93    $174.13    $202.06
EEI Electric Index       $100.00    $127.37    $145.06    $118.08    $174.72    $159.35
S&P 500 Index            $100.00    $133.36    $171.47    $207.55    $188.64    $166.23

                                                               76 South Main St.
FirstEnergy                                                    Akron, Ohio 44308
--------------------------------------------------------------------------------

NANCY C. ASHCOM
Corporate Secretary

                                             April 1, 2002

Dear Shareholder:

     You are invited to attend FirstEnergy's 2002 Annual Meeting of Shareholders at 10 a.m. on Tuesday, May 21, at the John S. Knight Center in Akron, Ohio.

     As you may recall, you previously consented to accessing annual reports and proxy statements on the Internet instead of receiving paper copies. We appreciate your help in saving the Company money. TO ACCESS AND VIEW THE PROXY STATEMENT AND ANNUAL REPORT, PLEASE GO TO THE INTERNET ADDRESS LISTED ON YOUR PROXY CARD UNDER VOTING OPTION "2 -- VOTE BY INTERNET."

     The Notice of Annual Meeting of Shareholders is printed on the back of this letter. As part of the agenda, business to be voted on includes four items which are explained in the proxy statement. The first two items are the election of five members to your Board of Directors and the approval of an amendment to the Executive and Director Incentive Compensation Plan. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1
AND 2. In addition, there are two shareholder proposals. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THESE SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 3 AND 4.

     Enclosed is your proxy card which provides instructions to appoint your proxy and vote your shares. You are encouraged to take advantage of the telephone or Internet voting options, which make voting convenient, quick, and easy. ALSO, PLEASE NOTE THAT SINCE YOU ALREADY HAVE CONSENTED TO ACCESSING ANNUAL REPORTS AND PROXY STATEMENTS ON THE INTERNET, IT IS NOT NECESSARY TO AGAIN CHECK THE BOX ON THE PROXY CARD THAT PROVIDES CONSENT IN THE FUTURE.

     If, in the future, you wish to receive paper copies of annual reports and proxy statements with proxy cards mailed to you, or if you would like a paper copy of these documents sent to you now, please call FirstEnergy Investor Services at (800)736-3402.

     Your participation and support are important to us. If you are planning to attend the Annual Meeting, directions to the John S. Knight Center are on the back of your proxy card. We hope you can join us.

                                          Sincerely,

                                          /s/ Nancy C. Ashcom

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE HOLDERS OF SHARES OF COMMON STOCK:

     The 2002 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10 a.m. Eastern Time on May 21, 2002, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the Annual Meeting will be to:

      -- Elect five members to the Board of Directors for a term of three years;

      -- Approve an amendment to the Executive and Director Incentive Compensation Plan;

      -- Vote on two shareholder proposals, if properly presented at the Annual Meeting; and

      -- Take action on other business that properly may come before the meeting.

     Please read the accompanying proxy statement. Then vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

                                          On behalf of the Board of Directors,

                                          NANCY C. ASHCOM
                                          Corporate Secretary

April 1, 2002

[FIRSTENERGY LOGO]


Thank you for investing in FirstEnergy. Please take a moment now to vote your shares of common stock for the upcoming Annual Meeting of Shareholders.


                            YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. VOTE BY TELEPHONE -- THIS IS THE PREFERRED OPTION BECAUSE IT IS THE EASIEST AND MOST COST EFFECTIVE WAY TO VOTE YOUR SHARES. You will be asked to enter the Control Number below. Then, if you wish to vote as recommended by the Board of Directors, simply press 1. If you do not wish to vote as the Board recommends, just respond to a few simple prompts.

                                             -----------------------------------
                                                   YOUR CONTROL NUMBER IS:
         1-888-457-2961       [picture of                                          [picture of
                              phone]                                               computer]

                                               FOR TELEPHONE OR INTERNET VOTING
                                             -----------------------------------
         CALL ON A TOUCH-TONE TELEPHONE
         ANYTIME. THERE IS NO CHARGE
         FOR THIS CALL.

     Your telephone or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you had marked, signed, and returned your proxy card.

                                       OR

2. VOTE BY INTERNET -- Access http://www.proxyvoting.com/fe and respond to a few simple prompts after entering the Control Number above.

                                       OR

3. VOTE BY MAIL -- If you do not have access to a touch-tone telephone or the Internet, complete and return the proxy card below in the envelope provided.


                                   TEAR HERE

Vote by marking an (X) in the appropriate boxes. WHEN PROPERLY EXECUTED, YOUR PROXY CARD WILL BE VOTED IN THE MANNER YOU DIRECT; AND, IF YOU DO NOT SPECIFY YOUR CHOICES, YOUR PROXY CARD WILL BE VOTED FOR ITEMS 1 AND 2 AND AGAINST ITEMS 3 AND 4.


------------------------------------------------------------------------     ------------------------------------
Your Board of Directors recommends a vote FOR items 1 and 2.                 Your Board of Directors recommends
------------------------------------------------------------------------     a vote AGAINST Items 3 and 4.
1. Election of 5 Directors for 3-Year Term   FOR [ ]     WITHHOLD [ ]        ------------------------------------
   01 - A.J. Alexander,     02 - H.P. Burg,     03 - R.W. Maier,             3. Shareholder Proposal
   04 - R.N. Pokelwaldt,     05 - J.T. Williams, Sr.                            FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

   FOR, except withhold vote from
   following nominees:
                      --------------------------------------------------       4. Shareholder Proposal
                                                                                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
2. Approval of Incentive Compensation   FOR [ ]  AGAINST [ ] ABSTAIN [ ]
     Plan Amendment
------------------------------------------------------------------------     ------------------------------------

                                                  [ ] Check this box if you consent to accessing, in the future, the annual report and proxy statement on the Internet (no paper copies).


                                                  X
                                                  --------------------------------------------------  ------------------
                                                                      SIGNATURE                             DATE

                                                  SIGN ABOVE AS NAME(S) APPEAR ON THIS PROXY CARD. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.


                      [MAP - DIRECTIONS TO ANNUAL MEETING]





                             JOHN S. KNIGHT CENTER
                                 77 E. Mill St.
                                  Akron, Ohio

                  P Main parking for the John S. Knight Center
                   Entrances located on Mill St. and Broadway




--------------------------------------------------------------------------------

[FirstEnergy logo]    THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS FOR
                      THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE JOHN
                      S. KNIGHT CENTER, 77 E. MILL STREET, AKRON, OHIO, ON
                      TUESDAY, MAY 21, 2002, AT 10 A.M., EASTERN TIME.
                                                                             P
The undersigned appoints Nancy C. Ashcom and Edward J. Udovich as Proxies
with the power to appoint their substitute; authorizes them to represent     R
and to vote, as directed on the reverse side, all the shares of common
stock of FirstEnergy Corp. which the undersigned would be entitled to vote   O
if personally present at the Annual Meeting of Shareholders to be held on
May 21, 2002, or at any adjournment; and authorizes them to vote, at their   X
discretion, on other business that properly may come before the meeting.
                                                                             Y
You are urged to specify your choices by marking the appropriate boxes on the REVERSE SIDE, but you do not need to mark any boxes if you wish to vote as the Board of Directors recommends.

                    SIGN THIS CARD ON THE REVERSE SIDE.
Please sign and mail promptly if you are not voting by telephone or Internet.

                      FIRSTENERGY CORP. SAVINGS PLAN
                           VOTING DIRECTION FORM
                    YOU MAY VOTE BY TELEPHONE TOLL-FREE
          OR BY COMPLETING AND MAILING THIS VOTING DIRECTION FORM

-------------------------------------------





-------------------------------------------         ALLOCATED SHARES:

     Voting by phone is easy, and you can vote 24 hours a day and 7 days a week. Just call the toll-free number, enter your control number, and follow the simple prompts. If you prefer to vote by mail, complete, sign, and date this form, and return it in its entirety to the Trustee in the postage-paid envelope provided. ALL VOTES MUST BE RECEIVED BY THE TRUSTEE NO LATER THAN 5:00 P.M. EASTERN TIME ON MAY 17, 2002, TO BE INCLUDED IN THE VOTING RESULTS.


                              Call Toll-Free
                          on a Touch-Tone Phone:
                              1-866-564-2324
                    Enter the following Control Number:

                           ---------------------

                           ---------------------

                      FIRSTENERGY CORP. SAVINGS PLAN
                           Voting Direction Form
         FirstEnergy Annual Meeting of Shareholders - May 21, 2002

 TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE OF THE FIRSTENERGY CORP.
                                  SAVINGS PLAN

As a participant and a "named fiduciary" in the FirstEnergy Savings Plan, I direct State Street Bank and Trust Company, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account, AND ALSO my proportionate number of shares which have not been allocated to participants or for which no direction forms are received, at the Annual Meeting of Shareholders on May 21, 2002, or at any adjournment, and in its discretion it is authorized to vote upon any other business that properly may come before the meeting.




            TO BE COMPLETED, SIGNED, AND DATED ON REVERSE SIDE.

             DO NOT RETURN THIS FORM IF YOU VOTE BY TELEPHONE.

INDICATE YOUR DIRECTION BY MARKING AN (X) IN THE APPROPRIATE BOXES BELOW. IF NO DIRECTIONS ARE INDICATED, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM WILL BE VOTED AS YOUR BOARD OF DIRECTORS RECOMMENDS, WHICH IS FOR ITEMS 1 AND 2 AND AGAINST ITEMS 3 AND 4.

ALLOCATED SHARES (SEE REVERSE SIDE FOR NUMBER OF SHARES.)       UNALLOCATED SHARES (Proportion to be determined.)

------------------------------------------------------          --------------------------------------------------
YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.                 YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
------------------------------------------------------          --------------------------------------------------

Item 1. Election of 5 Directors for 3-Year Term:                Item 1. Election of 5 Directors for 3-Year Term:
                 FOR [ ]    [ ] WITHHOLD                                        FOR [ ]    [ ] WITHHOLD
 all nominees listed            authority to vote               all nominees listed            authority to vote
    below (except as            for all nominees                   below (except as            for all nominees
      printed to the            listed below                         printed to the            listed below
     contrary below)                                                contrary below)

      Nominees: A.J. Alexander, H.P. Burg, R.W. Maier,              Nominees: A.J. Alexander, H.P. Burg, R.W. Maier,
                R.N. Pokelwaldt, J.T. Williams, Sr.                           R.N. Pokelwaldt, J.T. Williams, Sr.
      INSTRUCTION: To withhold authority to vote for                INSTRUCTION: To withhold authority to vote for
      any individual nominee, print that nominee's                  any individual nominee, print that nominee's
      name on the following line.                                   name on the following line.

      -------------------------------------------------              -------------------------------------------------
Item 2. Approval of Incentive Compensation Plan Amendment.     Item 2. Approval of Incentive Compensation Plan Amendment.
        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

      -------------------------------------------------              -------------------------------------------------
              YOUR BOARD RECOMMENDS A VOTE                                   YOUR BOARD RECOMMENDS A VOTE
                 AGAINST ITEMS 3 AND 4.                                         AGAINST ITEMS 3 AND 4.
      -------------------------------------------------              -------------------------------------------------

Item 3. Shareholder Proposal.                                  Item 3. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

Item 4. Shareholder Proposal.                                  Item 4. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

-------------------------------------------------------        Date                                             , 2002
 SIGNATURE. Sign as name appears on reverse side.                   --------------------------------------------


       To assure your representation at the meeting, please vote by phone or sign and mail this form promptly in the enclosed, postage-paid envelope to
State Street Bank and Trust Company, Box 1997 G.P.O., New York, N.Y. 10117-0024

                      GPU COMPANIES EMPLOYEE SAVINGS PLAN
                             VOTING DIRECTION FORM
                      YOU MAY VOTE BY TELEPHONE TOLL-FREE
            OR BY COMPLETING AND MAILING THIS VOTING DIRECTION FORM

-------------------------------------------





-------------------------------------------         ALLOCATED SHARES:

     Voting by phone is easy, and you can vote 24 hours a day and 7 days a week. Just call the toll-free number, enter your control number, and follow the simple prompts. If you prefer to vote by mail, complete, sign, and date this form, and return it in its entirety to the Trustee in the postage-paid envelope provided. ALL VOTES MUST BE RECEIVED BY THE TRUSTEE NO LATER THAN 5:00 P.M. EASTERN TIME ON MAY 17, 2002, TO BE INCLUDED IN THE VOTING RESULTS.

                                 Call Toll-Free
                             on a Touch-Tone Phone:
                                 1-866-874-4876
                      Enter the following Control Number:
                      -----------------------------------

                      -----------------------------------

                      GPU COMPANIES EMPLOYEE SAVINGS PLAN
                             Voting Direction Form
           FirstEnergy Annual Meeting of Shareholders - May 21, 2002

                    TO: STATE STREET BANK AND TRUST COMPANY,
               TRUSTEE OF THE GPU COMPANIES EMPLOYEE SAVINGS PLAN

     As a participant and a "named fiduciary" in the GPU Companies Employee Savings Plan, I direct State Street Bank and Trust Company, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account, at the Annual Meeting of Shareholders on May 21, 2002, or at any adjournment, and in its discretion it is authorized to vote upon any other business that properly may come before the meeting. The Trustee will vote allocated shares for which it receives no written instructions in the same proportion as the allocated shares for which voting instructions have been received.

              TO BE COMPLETED, SIGNED, AND DATED ON REVERSE SIDE.

               DO NOT RETURN THIS FORM IF YOU VOTE BY TELEPHONE.

INDICATE YOUR DIRECTION BY MARKING AN (X) IN THE APPROPRIATE BOXES BELOW. IF NO DIRECTIONS ARE INDICATED, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM WILL BE VOTED AS YOUR BOARD OF DIRECTORS RECOMMENDS, WHICH IS FOR ITEMS 1 AND 2 AND AGAINST ITEMS 3 AND 4.



             ALLOCATED SHARES (SEE REVERSE SIDE FOR NUMBER OF SHARES.)

             ------------------------------------------------------
             YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
             ------------------------------------------------------

             Item 1. Election of 5 Directors for 3-Year Term:

                              FOR [ ]    [ ] WITHHOLD
              all nominees listed            authority to vote
                 below (except as            for all nominees
                   printed to the            listed below
                  contrary below)

                   Nominees: A.J. Alexander, H.P. Burg, R.W. Maier,
                             R.N. Pokelwaldt, J.T. Williams, Sr.
                   INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the following line.

                   -------------------------------------------------
             Item 2. Approval of Incentive Compensation Plan Amendment.
                     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

                   -------------------------------------------------
                          YOUR BOARD RECOMMENDS A VOTE
                             AGAINST ITEMS 3 AND 4.
                   -------------------------------------------------

             Item 3. Shareholder Proposal.

                     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

             Item 4. Shareholder Proposal.

                     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN


-------------------------------------------------   Date                    2002
 SIGNATURE. Sign as name appears on reverse side.        -----------------,


       To assure your representation at the meeting, please vote by phone or sign and mail this form promptly in the enclosed, postage-paid envelope to
State Street Bank and Trust Company, Box 1997, G.P.O., New York, N.Y. 10117-0024

                FIRSTENERGY CORP. 401(k) RETIREMENT SAVINGS PLAN
                         FOR IBEW REPRESENTED EMPLOYEES
                    AT THE BEAVER VALLEY NUCLEAR POWER PLANT
                             VOTING DIRECTION FORM
           FIRSTENERGY ANNUAL MEETING OF SHAREHOLDERS - MAY 21, 2002


-------------------------------------------





-------------------------------------------         ALLOCATED SHARES:


                      YOU  MAY VOTE BY TELEPHONE TOLL-FREE
            OR BY COMPLETING AND MAILING THIS VOTING DIRECTION FORM

     Voting by phone is easy, and you can vote 24 hours a day and 7 days a week. Just call the toll-free number, enter your control number, and follow the simple prompts. If you prefer to vote by mail, complete, sign, and date this form, and return it in its entirety to the Trustee in the postage-paid envelope provided. ALL VOTES MUST BE RECEIVED BY THE TRUSTEE NO LATER THAN 5:00 P.M. EASTERN TIME ON MAY 17, 2002 TO BE INCLUDED IN THE VOTING RESULTS.

                                 Call Toll-Free
                             on a Touch-Tone Phone:
                                 1-866-564-2324
                      Enter the following Control Number:
                      -----------------------------------

                      -----------------------------------


                FIRSTENERGY CORP. 401(k) RETIREMENT SAVINGS PLAN
                           Voting Direction Form
         FirstEnergy Annual Meeting of Shareholders - May 21, 2002

                TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE

     As a participant in the FirstEnergy Corp. 401(k) Retirement Savings Plan for IBEW Represented Employees at the Beaver Valley Nuclear Power Plant, I direct State Street Bank and Trust Company, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account, AND ALSO my proportionate number of shares which have not been allocated to participants or for which no direction forms are received, at the Annual Meeting of Shareholders on May 21, 2002, or at any adjournment, and in its discretion it is authorized to vote upon any other business that properly may come before the meeting.



              TO BE COMPLETED, SIGNED, AND DATED ON REVERSE SIDE.

               DO NOT RETURN THIS FORM IF YOU VOTE BY TELEPHONE.

INDICATE YOUR DIRECTION BY MARKING AN (X) IN THE APPROPRIATE BOXES BELOW. IF NO DIRECTIONS ARE INDICATED, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM WILL BE VOTED AS YOUR BOARD OF DIRECTORS RECOMMENDS, WHICH IS FOR ITEMS 1 AND 2 AND AGAINST ITEMS 3 AND 4.

ALLOCATED SHARES (SEE REVERSE SIDE FOR NUMBER OF SHARES.)       UNALLOCATED SHARES (Proportion to be determined.)

------------------------------------------------------          --------------------------------------------------
YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.                 YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
------------------------------------------------------          --------------------------------------------------

Item 1. Election of 5 Directors for 3-Year Term:                Item 1. Election of 5 Directors for 3-Year Term:
                 FOR [ ]    [ ] WITHHOLD                                        FOR [ ]    [ ] WITHHOLD
 all nominees listed            authority to vote               all nominees listed            authority to vote
    below (except as            for all nominees                   below (except as            for all nominees
      printed to the            listed below                         printed to the            listed below
     contrary below)                                                contrary below)

      Nominees: A.J. Alexander, H.P. Burg, R.W. Maier,          Nominees: A.J. Alexander, H.P. Burg, R.W. Maier,
                R.N. Pokelwaldt, J.T. Williams, Sr.                       R.N. Pokelwaldt, J.T. Williams, Sr.
      INSTRUCTION: To withhold authority to vote for                INSTRUCTION: To withhold authority to vote for
      any individual nominee, print that nominee's name             any individual nominee, print that nominee's name
      on the following line.                                        on the following line.

      -------------------------------------------------              -------------------------------------------------
Item 2. Approval of Incentive Compensation Plan Amendment.    Item 2. Approval of Incentive Compensation Plan Amendment.
        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

      -------------------------------------------------              -------------------------------------------------
              YOUR BOARD RECOMMENDS A VOTE                                   YOUR BOARD RECOMMENDS A VOTE
                 AGAINST ITEMS 3 AND 4.                                         AGAINST ITEMS 3 AND 4.
      -------------------------------------------------              -------------------------------------------------

Item 3. Shareholder Proposal.                                  Item 3. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

Item 4. Shareholder Proposal.                                  Item 4. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN                             [ ] FOR   [ ] AGAINST  [ ] ABSTAIN


-------------------------------------------------------        Date                                               2002
 SIGNATURE. Sign as name appears on the reverse side.               --------------------------------------------,


       To assure your representation at the meeting, please vote by phone or sign and mail this form promptly in the enclosed, postage-paid envelope to
State Street Bank and Trust Company, Box 1997 G.P.O., New York, N.Y. 10117-0024

                FIRSTENERGY CORP. 401(k) RETIREMENT SAVINGS PLAN
                         FOR IBEW REPRESENTED EMPLOYEES
                    AT THE BEAVER VALLEY NUCLEAR POWER PLANT
                             VOTING DIRECTION FORM
           FIRSTENERGY ANNUAL MEETING OF SHAREHOLDERS - MAY 21, 2002


-------------------------------------------





-------------------------------------------         ALLOCATED SHARES:

        COMPLETE, SIGN, AND DATE THIS FORM AND RETURN IT IN ITS ENTIRETY
              TO THE TRUSTEE IN THE POSTAGE-PAID ENVELOPE PROVIDED.

       ALL VOTES MUST BE RECEIVED BY THE TRUSTEE NO LATER THAN 5:00 P.M. EASTERN TIME ON MAY 17, 2002 TO BE INCLUDED IN THE VOTING RESULTS.



                FIRSTENERGY CORP. 401(k) RETIREMENT SAVINGS PLAN
                           Voting Direction Form
         FirstEnergy Annual Meeting of Shareholders - May 21, 2002

                    TO: THE NORTHERN TRUST COMPANY, TRUSTEE

     As a participant in the FirstEnergy Corp. 401(k) Retirement Savings Plan for IBEW Represented Employees at the Beaver Valley Nuclear Power Plant, I direct The Northern Trust Company, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account at the Annual Meeting of Shareholders on May 21, 2002, or at any adjournment, and in its discretion it is authorized to vote upon any other business that properly may come before the meeting.

            TO BE COMPLETED, SIGNED, AND DATED ON REVERSE SIDE.

INDICATE YOUR DIRECTION BY MARKING AN (X) IN THE APPROPRIATE BOXES BELOW. IF NO DIRECTIONS ARE INDICATED, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM WILL BE VOTED AS YOUR BOARD OF DIRECTORS RECOMMENDS, WHICH IS FOR ITEMS 1 AND 2 AND AGAINST ITEMS 3 AND 4.


             ALLOCATED SHARES (SEE REVERSE SIDE FOR NUMBER OF SHARES.)

             ------------------------------------------------------
             YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
             ------------------------------------------------------

             Item 1. Election of 5 Directors for 3-Year Term:

                              FOR [ ]    [ ] WITHHOLD
              all nominees listed            authority to vote
                 below (except as            for all nominees
                   printed to the            listed below
                  contrary below)

                   Nominees: A.J. Alexander, H.P. Burg, R.W. Maier,
                             R.N. Pokelwaldt, J.T. Williams, Sr.
                   INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the following line.


                   -------------------------------------------------
             Item 2. Approval of Incentive Compensation Plan Amendment.
                     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

                   -------------------------------------------------
                           YOUR BOARD RECOMMENDS A VOTE
                           AGAINST ITEMS 3 AND 4.
                   -------------------------------------------------

             Item 3. Shareholder Proposal.

                     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

             Item 4. Shareholder Proposal.

                     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN


------------------------------------------------- Date                      2002
 SIGNATURE. Sign as name appears on reverse side.     --------------------,


                 To assure your representation at the meeting, please sign and mail promptly in the enclosed, postage-paid envelope to The Northern Trust Company, Box 1997, G.P.O., New York, N.Y. 10117-0024

[FirstEnergy Letterhead]



                                  April 1, 2002



Dear Savings Plan Participant:

         Our Annual Meeting of Shareholders will be held on Tuesday, May 21. Please exercise your right to vote your FirstEnergy shares in the Savings Plan on the business items that will be presented at the meeting.

         We encourage you to vote your shares easily and quickly by using a touch-tone telephone. SIMPLY CALL TOLL-FREE 1-866-564-2324. If you do not vote by telephone, please complete, sign, date, and return your voting form in the postage-paid envelope provided.

         There are four items to vote on at this year's meeting, including two shareholder proposals. Your Board of Directors recommends that you vote:

         FOR ITEM 1, the election of five directors;

         FOR ITEM 2, the approval of an incentive compensation plan amendment;
         and

         AGAINST BOTH SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 3 AND 4 on your voting form. The reasons for voting against these proposals are discussed in the enclosed proxy statement.

         Your vote on these business items is very important to the Company, and we encourage you to vote as soon as possible. If you have any questions, please call Investor Services at 1-800-736-3402. Thanks for your continued support.


                                                 Sincerely,



                                                 /s/ Nancy C. Ashcom

[FirstEnergy Letterhead]



                                  April 1, 2002



Dear GPU Savings Plan Participant:

         Our Annual Meeting of Shareholders will be held on Tuesday, May 21. Please exercise your right to vote your FirstEnergy shares in the Savings Plan on the business items that will be presented at the meeting.

         We encourage you to vote your shares easily and quickly by using a touch-tone telephone. SIMPLY CALL TOLL-FREE 1-866-874-4876. If you do not vote by telephone, please complete, sign, date, and return your voting form in the postage-paid envelope provided.

         There are four items to vote on at this year's meeting, including two shareholder proposals. Your Board of Directors recommends that you vote:

         FOR ITEM 1, the election of five directors;

         FOR ITEM 2, the approval of an incentive compensation plan amendment;
         and

         AGAINST BOTH SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 3 AND 4 on your voting form. The reasons for voting against these proposals are discussed in the enclosed proxy statement.

         Your vote on these business items is very important to the Company, and we encourage you to vote as soon as possible. If you have any questions, please call Investor Services at 1-800-736-3402. Thanks for your continued support.


                                                 Sincerely,



                                                 /s/ Nancy C. Ashcom

[FirstEnergy Letterhead]



                                                    April 1, 2002



Dear Savings Plan Participant:

         Our Annual Meeting of Shareholders will be held on Tuesday, May 21. Please exercise your right to vote your FirstEnergy shares in the Savings Plan on the business items that will be presented at the meeting.

         There are four items to vote on at this year's meeting, including two shareholder proposals. Your Board of Directors recommends that you vote:

         FOR ITEM 1, the election of five directors;

         FOR ITEM 2, the approval of an incentive compensation plan amendment;
         and

         AGAINST BOTH SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 3 AND 4 on your voting form. The reasons for voting against these proposals are discussed in the enclosed proxy statement.

         Please vote your Plan shares by completing, signing, dating, and returning your voting form in the postage-paid envelope provided.

         Your vote on these business items is very important to the Company, and we encourage you to vote as soon as possible. If you have any questions, please call Investor Services at 1-800-736-3402. Thanks for your continued support.


                                                 Sincerely,



                                                 /s/ Nancy C. Ashcom